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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2002

Quidel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10961 (Commission File Number)	94-2573850 (IRS Employer Identification No.)

10165 McKellar Court, San Diego, CA (Address of Principal Executive Offices)		92121-4201 (Zip Code)

Registrant's telephone number, including area code: (858) 552-1100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        The Rights Agreement (the "Rights Agreement") dated as of December 31, 1996 between Quidel Corporation (the "Company") and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), was amended as of May 9, 2002 to modify the definition of "Exempt Person" (the "Amendment"). A copy of the Amendment to the Rights Agreement is available as an exhibit to the Company's Form 8-K filed with the Securities and Exchange Commission on May 13, 2002. In addition, effective as of May 24, 2002, the Company further amended and restated the Rights Agreement in order to eliminate certain provisions relating to "Continuing Directors" and to restate the Amendment (the "Amended and Restated Rights Agreement"). A copy of the Amended and Restated Rights Agreement is attached as Exhibit 4.1 hereto.

Item 7. Exhibits

        Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

Exhibit	Description
4.1	Amended and Restated Rights Agreement, effective as of May 24, 2002, by and between Quidel Corporation and American Stock Transfer & Trust Company.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Quidel Corporation

Date: May 24, 2002	By:	/s/ PAUL E. LANDERS
	Name:	Paul E. Landers
	Title:	Vice President and CFO

EXHIBIT INDEX

Exhibit	Description
4.1	Amended and Restated Rights Agreement, effective as of May 24, 2002, by and between Quidel Corporation and American Stock Transfer & Trust Company.

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SIGNATURE
EXHIBIT INDEX